UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          MARCH 15, 2005
                                                  ------------------------------


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER

              On March 15, 2005, The Penn Traffic Company announced the resignation of Robert B. Dimond, the Company's Executive Vice President and Chief Financial Officer. Mr. Dimond advised the Company he is resigning for personal reasons, unrelated to the Company.

              The Company also announced that Randy P. Martin has been appointed as the Company's Senior Vice President - Finance, reporting directly to the Company's Chief Executive Officer. Mr. Martin currently serves as the Company's Vice President - Finance and Chief Accounting Officer.

              Mr. Martin's agreement with the Company calls for him to receive an annual salary of $225,000. Mr. Martin will also be eligible to participate in the Company's benefits programs.

              Randy Martin is 49 years old and a certified public accountant in the State of New York. Mr. Martin has been the Company's Vice President - Finance and Chief Accounting Officer since January 1999. From 1997 until January 1999, he served as the Company's Vice President of Strategic Planning and Treasurer. From 1993 to 1997, Mr. Martin served as the Company's Director of Taxes. From 1984 to 1993, Mr. Martin was employed by Price Waterhouse in various positions, including Senior Tax Manager from 1991 to 1993.

              Other than as disclosed in this Item 5.02, there have been no transactions between Mr. Martin or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Martin and any director or executive officer of the Company.

              On March 15, 2005, the Company issued a press release announcing Mr. Dimond's departure and Mr. Martin's appointment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (c) The following is attached as an exhibit to this Current Report on Form 8-K:


              EXHIBIT        DESCRIPTION
              -------        -----------

               99.1           Press Release dated March 15, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            THE PENN TRAFFIC COMPANY


                                            By: /s/ Francis D. Price, Jr.
                                                ----------------------------
                                                Name:  Francis D. Price, Jr.
                                                Title: Vice President


Dated:  March 15, 2005

                                  EXHIBIT INDEX



EXHIBIT           DESCRIPTION
-------           -----------

  99.1            Press Release dated March 15, 2005